UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 27, 2011
Date of Report (Date of earliest event reported)

CMSF CORP.
(Exact name of registrant as specified in its Charter)

Delaware	1-12312	95-3880130
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4070 West Lake Road
Canandaigua, NY 14424
(Address of principal executive offices) (Zip Code)

(888) 666-0767
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03       Material Modification of Rights of Security Holders

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

                       In accordance with a definitive information statement filed with the Securities and Exchange Commission on August 29, 2011 (the “Definitive Information Statement”) and mailing of the same to security holders on September 1, 2011, the Registrant, on September 22, 2011 filed an Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware.  Disclosure concerning the same is set forth in the Definitive Information Statement, which is incorporated here by reference.  Among other matters disclosed therein, the name of the Registrant has been changed to Plures Technologies, Inc. and there has been a 1:400 common stock combination.

Item 9.01       Financial Statements and Exhibits

                       99.1  Amended and Restated Certificate of Incorporation of CMSF Corp. filed September 23, 2011 and effective September 27, 2011.

                       99.2   Press Release dated September 27, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2011	CMSF Corp.

By: /s/ David R. Smith
David R. Smith
CEO